UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

BLUELINX HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32383	77-0627356
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 19, 2011, BlueLinx Holdings Inc. (“BlueLinx” or “the Company”) held its Annual Meeting of Stockholders to (1) elect eight directors to hold office until the 2012 annual meeting of stockholders or until their successors are duly elected and qualified, (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011, (3) approve an amendment to the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan (as amended and restated effective May 21, 2008) to increase the number of shares available for grant thereunder from 3,200,000 shares to 5,200,000 shares and permit the grant of awards exempt from the deduction limits of Section 162(m) of the Internal Revenue Code, (4) approve the BlueLinx Holdings Inc. Amended and Restated Short-Term Incentive Plan, (5) approve the advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement, and (6) recommendation on the frequency of future advisory votes on executive compensation.
At the close of business on April 4, 2011, the record date, an aggregate of 33,215,906 shares of the Company’s common stock were issues and outstanding. At the meeting, 30,367,989 shares of common stock were represented in person or by proxy; therefore, a quorum was present.
At the May 19, 2011 Annual Meeting, the Company’s stockholders voted as follows:
(1) For the election of the below-named nominees to the Board of Directors of the Company:

		Number of Votes
Nominees	Number of Votes For	Withheld	Broker Non-Votes
Howard S. Cohen	23,822,721	3,600,649	2,944,619
Richard S. Grant	25,433,548	1,989,822	2,944,619
George R. Judd	25,815,503	1,607,867	2,944,619
Steven F. Mayer	23,989,356	3,484,014	2,944,619
Charles H. McElrea	23,870,445	3,552,925	2,944,619
Alan H. Schumacher	25,429,348	1,994,022	2,944,619
Robert G. Warden	23,932,856	3,490,514	2,944,619
M. Richard Warner	23,940,256	3,483,114	2,944,619
(2) For the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011:

For	Against	Abstain
30,303,838	57,551	6,600
(3) For the approval of an amendment to the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan (as amended and restated effective May 21, 2008) to increase the number of shares available for grant thereunder from 3,200,000 shares to 5,200,000 shares and permit the grant of awards exempt from the deduction limits of Section 162(m) of the Internal Revenue Code:

For	Against	Abstain	Broker Non-Vote
23,206,432	3,959,945	257,993	2,943,619
(4) For the approval of the BlueLinx Holdings Inc. Amended and Restated Short-Term Incentive Plan:

For	Against	Abstain	Broker Non-Vote
27,067,306	313,846	43,218	2,943,619
(5) For the approval of the advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement:

For	Against	Abstain	Broker Non-Vote
27,207,227	167,129	50,014	2,943,619
(6) Recommendation on the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
24,292,581	243,893	2,863,402	24,494	2,943,619

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.
By:	/s/ Sara E. Epstein
Sara E. Epstein
Secretary

Dated: May 20, 2011